WADDELL & REED ADVISORS CASH MANAGEMENT, INC.



                             6300 Lamar Avenue
                              P. O. Box 29217
                    Shawnee Mission, Kansas  66201-9217


                               913-236-2000
                               June 30, 2000



                      STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") of Waddell & Reed Advisors Cash Management, Inc. (the "Fund"), formerly, United Cash Management, Inc., dated June 30, 2000, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                  TABLE OF CONTENTS
     Performance Information.............................  2
     Investment Strategies, Policies and Practices.......  3
     Investment Management and Other Services............ 19
     Purchase, Redemption and Pricing of Shares.......... 24
     Directors and Officers.............................. 34
     Payments to Shareholders............................ 40
     Taxes .............................................. 41
     Portfolio Transactions and Brokerage................ 42
     Other Information................................... 44
     Appendix A.......................................... 46
     Financial Statements ............................... 50


     Waddell & Reed Advisors Cash Management, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on February 13, 1979.

                              PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's yield, effective yield and performance rankings in advertisements and sales materials. Yield information is also available by calling the Shareholder Servicing Agent at the telephone number shown on the inside back cover of the Prospectus.

        There are two methods by which yield is calculated for a specified time period for a class of shares of the Fund. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchase, Redemption and Pricing of Shares"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

        This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

        The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      - 1


     The yield for the Fund's Class A shares, Class B shares, Class C Shares, Waddell & Reed Money Market B Shares (formerly know as Class B) and Waddell & Reed Money Market C shares as calculated above for the seven days ended December 31, 1999, the date of the most recent balance sheet included in the Prospectus, was 5.38%, 4.09%, 4.09%, 4.49% and 4.09%, respectively, and the effective yield calculated for the same period was 5.53%, 4.17%, 4.17%, 4.59% and 4.17%, respectively.



        Changes in yields (calculated on either basis) primarily reflect different interest rates received by the Fund as its portfolio securities change. These different rates reflect changes in current interest rates on money market instruments. Both yields are affected by portfolio quality, portfolio maturity, type of instruments held and operating expense ratio.



     Effective March 24, 2000, Waddell & Reed Money Market B shares were combined into and redesignated as Waddell & Reed Money Market C shares. Effective June 30, 2000, Waddell & Reed Money Market C shares are closed to all investments other than reinvested dividends.






 Performance Rankings and Other Information

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.


        Performance information for the Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.




        All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

                   INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

        WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.


       The Fund may invest only in the money market obligations and instruments listed below. In addition, as a money market fund and in order for the Fund to use the "amortized cost method" of valuing its portfolio securities, the Fund must comply with Rule 2a-7 ("Rule 2a-7") under the Investment Company Act of 1940, as amended (the "1940 Act"). Under Rule 2a-7, investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organizations(s) ("NRSRO(s)") or are comparable unrated securities. See Appendix A to this SAI for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except U.S. Government securities) to no more than 5% of the Fund's total assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Fund's total assets, with investment in such securities of any one issuer being limited to the greater of 1% of the Fund's total assets or $1,000,000. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days. See discussion under "Determination of Offering Price."



     (1) U.S. Government Obligations: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.


       U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.



        Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is minimal. The Fund intends to invest in U.S. Government Securities when there is a limited availability of other obligations and instruments.

        (2) Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation; in this SAI, a "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or WRIMCO to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

        (3) Commercial Paper Obligations Including Variable Amount Master Demand Notes: Commercial paper rated A-1 or A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("MIS") or, if not rated, of comparable quality and issued by a corporation in whose debt obligations the Fund may invest (see 4 below). S&P and MIS are among the NRSRO's under Rule 2a-7. See Appendix A for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional lender.

        (4) Corporate Debt Obligations: Corporate debt obligations if they are rated at least A by S&P or MIS. See Appendix A for a description of some of these debt ratings.

        (5) Canadian Government Obligations: Obligations of, or guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province; however, the Fund may not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements of Rule 2a-7. The Fund may not invest in Canadian Government obligations if they are denominated in Canadian dollars. See "Determination of Offering Price."
     (6) Certain Other Obligations: Obligations other than those listed in 1 through 5 (such as municipal obligations) above only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see 2 above) or a corporation in whose commercial paper the Fund may invest (see 3 above) and otherwise permissible under Rule 2a-7.

        The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

 Specific Securities and Investment Practices

  Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

        The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities.
Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

        The Fund may invest in mortgage-backed securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions.

        The yield characteristics of mortgage-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

        Timely payment of principal and interest on pass-through securities of Ginnie Mae (but not those of Freddie Mac or Fannie Mae) is guaranteed by the full faith and credit of the United States. This is not a guarantee against market decline of the value of these securities or shares of the Fund. It is possible that the availability and marketability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

        Stripped Mortgage-Backed Securities. The Fund may invest in stripped securities as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies and subject to the requirements of Rule 2a-7. Stripped mortgage-backed securities are created when a U.S.
Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


        For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S.
Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.



     The Fund has not in the past invested and has no present intention to invest in these types of securities.

        Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

        Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

        The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

        Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

        The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     When-Issued and Delayed-Delivery Transactions

     The Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When the Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

        Ordinarily the Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

     Lending Securities


     Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's income. If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.



        Any securities loans that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash and/or U.S. Government Obligations, at least equal in value to the market value of the securities lent on each day the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

        There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for both types of collateral. The second method is to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Obligations used as collateral. Part of the interest received in either case may be shared with the borrower.


         The Fund will make loans only under rules of the New York Stock Exchange (the "NYSE"), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.




      Some, but not all, of the Fund's rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to how the Fund may invest cash collateral.



        There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.





      Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements.
The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.


        The majority of the repurchase agreements in which the Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.



     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be resold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended ("1933 Act"), or in a registered public offering. For example, the Fund may purchase commercial paper that is issued in reliance on the so-called "private placement" exemption from registration that is afforded by Section 4(2) ("Section 4(2) paper") of the 1933 Act. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thus providing liquidity.

        Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

        There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Section 4(2) paper, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments".

        These restricted securities will be valued in the same manner that other commercial paper held by the Fund is valued. See "Portfolio Valuation." The Fund does not anticipate adjusting for any diminution in value of these securities on account of their restrictive feature because of the existence of an active market which creates liquidity and because of the availability of actual market quotations for these restricted securities. In the event that there should cease to be an active market for these securities or actual market quotations become unavailable, they will be valued at fair value as determined in good faith by the Board of Directors.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

    (ii) fixed time deposits subject to withdrawal penalties other than overnight deposits;

   (iii)  securities for which market quotations are not readily available;
          and

    (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors.

       However, illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand.

        If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Indexed Securities

     Subject to the requirements of Rule 2a-7, the Fund may purchase securities the values of which varies in relation to the value of financial indicators such as other securities, securities indices or interest rates, as long as the indexed securities are U.S. dollar denominated. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified index value increases, or their maturity value may decline when the index increases. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     Foreign Obligations and Instruments

     Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest up to 10% of its total assets in Canadian Government obligations and may also invest in foreign bank obligations, obligations of foreign branches of domestic banks, and other obligations guaranteed by a bank in whose obligations the Fund may invest. Each of these obligations must be U.S. dollar denominated. Although there is no fundamental policy limiting the Fund's investment in foreign bank obligations and obligations of foreign branches of domestic banks, it does not intend to invest more than 25% of its total assets in a combination of these obligations. Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if WRIMCO has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal and state chartered or domestic banks doing business in the same jurisdiction.

        Purchasing these securities presents special considerations: reduction of income by foreign taxes; changes in currency rates and controls (e.g., currency blockage); lack of public information; lack of uniform accounting, auditing and financial reporting standards; less volume on foreign exchanges; less liquidity; greater volatility; less regulation of issuers, exchanges and brokers; greater difficulties in commencing lawsuits; possibilities in some countries of expropriation, confiscatory taxation, social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. Uncertificated foreign securities will be purchased only if permissible under the custodianship provisions of the 1940 Act.

 Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and the types of money market securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (i) Buy commodities or commodity contracts, voting securities, any mineral related programs or leases, or oil or gas leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof;

    (ii) Buy real estate nor any nonliquid interest in real estate investment trusts; however, the Fund may buy obligations or instruments that it may otherwise buy even though the issuer invests in real estate or interests in real estate;

   (iii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act) if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;
    (iv) Buy the securities of companies in any one industry if more than 25% of the Fund's total assets would then be in companies in that industry, except that U.S. Government obligations and bank obligations and instruments are not included in this limit;

     (v) Make loans other than certain limited types of loans described herein; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements except as indicated above (see "Repurchase Agreements" above);

    (vi) Invest for the purpose of exercising control or management of other companies;

   (vii) Participate on a joint, or a joint and several, basis in any trading account in any securities;

  (viii) Sell securities short or buy securities on margin; also, the Fund may not engage in arbitrage transactions;

    (ix)  Engage in the underwriting of securities;


     (x) Borrow to increase income, except to meet redemptions so it will not have to sell portfolio securities for this purpose. The Fund may borrow money from banks as a temporary measure or for extraordinary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets in connection with such borrowing but only up to the lesser of the amounts borrowed or 5% of the value of the Fund's total assets; or


    (xi)  Issue senior securities.

        The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:


     (i) The Fund may not purchase the securities of any one issuer (other than U.S. Government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities, with investments in such securities of any one issuer (except U.S. Government securities) limited to the greater of 1% of the Fund's total assets or $1,000,000, as determined in accordance with Rule 2a-7.



       (ii) Subject to the diversification requirements of Rule 2a-7, the Fund may not invest more than 10% of its total assets in Canadian Government obligations.

      (iii) The Fund does not intend to invest more than 25% of its total assets in a combination of foreign bank obligations.

       (iv) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

        (v) The Fund does not intend to invest more than 50% of its total assets in Section 4(2) paper determined to be liquid in accordance with guidelines adopted by the Board of Directors.

       (vi) The Fund does not currently intend to invest in the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to CMOs, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative instruments.


      (vii) The Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.



     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 Portfolio Turnover

     In general, the Fund purchases investments with the expectation of holding them to maturity. However, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. The Fund may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Fund has high portfolio turnover due to the short maturities of its investments, but this should not affect its net asset value or income, as brokerage commissions are not usually paid on the investments which the Fund makes. In the usual calculation of portfolio turnover, securities of the type in which the Fund invests are excluded. Consequently, the high turnover which it will have is not comparable to the turnover rates of most investment companies.

 Portfolio Valuation

     Under Rule 2a-7, the Fund is permitted to use the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. See "Purchase, Redemption and Pricing of Shares." As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Fund's portfolio investments are that the Fund must (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days, (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which WRIMCO, pursuant to guidelines established by the Fund's Board of Directors, determines present minimal credit risks and which are rated in one of the two highest rating categories by the NRSRO(s), as defined in Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Fund's Board of Directors, (iii) limit its investments in the securities of any one issuer (except U.S. Government securities) to no more than 5% of its assets, (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets, (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000, and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined.

                     INVESTMENT MANAGEMENT AND OTHER SERVICES

 The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.


        The Management Agreement permits WRIMCO or an affiliate of WRIMCO to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


 Waddell & Reed Financial, Inc.


        WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial
Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission,
Kansas 66201-9217.

        Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds) since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.


 Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

 Accounting Services


     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


 Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the fiscal years ended June 30, 1999, 1998 and 1997 were $2,476,181, $2,047,383 and $1,910,434, respectively.

        For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.


        Under the Shareholder Servicing Agreement, with respect to Class A shares, the Fund pays the Agent a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month, and $.75 for each shareholder check it processes. For Class B, Class C and Waddell & Reed Money Market C shares, the Fund pays the agent a monthly fee of $1.75 for each account which was in existence during any portion of the immediately preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO, or the Agent.



        Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee
                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------
          From $    0 to $   10              $      0
          From $   10 to $   25              $ 10,000
          From $   25 to $   50              $ 20,000
          From $   50 to $  100              $ 30,000
          From $  100 to $  200              $ 40,000
          From $  200 to $  350              $ 50,000
          From $  350 to $  550              $ 60,000
          From $  550 to $  750              $ 70,000
          From $  750 to $1,000              $ 85,000
               $1,000 and Over               $100,000
     Fees paid to the Agent for the fiscal years ended June 30, 1999, 1998 and 1997 were $70,000, $62,500 and $60,000, respectively.

        Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

        The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Arrangement

     Waddell & Reed, Inc. (the "Distributor") acts as principal underwriter and distributor of the Fund's shares pursuant to an underwriting agreement ("Agreement"). The Agreement requires the Distributor to use its best efforts to sell the shares of the Fund but is not exclusive, and permits and recognizes that the Distributor also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. Under this Agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund.


        These and other expenses of Waddell & Reed, Inc. are not covered by any sales charge on Class A shares of the Fund. The contingent deferred sales charge ("CDSC"), if any, imposed on Class B shares, Class C shares or Waddell & Reed Money Market C shares is designed to compensate Waddell & Reed, Inc. for distribution of these shares.

        As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. On shares of funds in the Waddell & Reed Advisors Funds that are sold with sales charges, a major portion of the CDSC for these shares is paid to Waddell & Reed, Inc.'s financial advisors and managers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred sales charge.

        However, the Agreement recognizes that the Fund may adopt a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans adopted by the Fund with respect to Class B, Class C and Waddell & Reed Money Market C shares, respectively, the Fund pays the Distributor daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class.

        The Distributor offers Class A, Class B and Class C shares of the Fund through its registered representatives and sales managers (sales force).
In distributing shares through its sales force, the Distributor may pay commissions and/or incentives to the sales force at or about the time of sale and will incur other expenses including for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. Each Plan and the Agreement contemplate that the Distributor may be compensated for these distribution efforts with respect to the shares of the affected class through the distribution fee. The sales force may be paid continuing compensation based on the value of the shares of the affected class held by shareholders to whom the member of the sales force is assigned to provide personal services, and the Distributor or its subsidiary, Waddell & Reed Services Company, may also provide services to these shareholders through telephonic means and written communications.
For the fiscal year ended June 30, 1999, the Fund paid (or accrued) $43,397 and $11,638 to the Distributor as distribution fees and service fees, respectively, under the Waddell & Reed Money Market B Plan (formerly, the Class B Plan). The distribution fees were paid to compensate the Distributor for its expenses relating to sales force compensation, providing prospectuses and sales literature to prospective investors, advertising, sales processing, field office expenses and home office sales management in connection with the distribution of Waddell & Reed Money
Market B shares of the Fund. The service fees were paid to compensate the Distributor for providing personal services to the Fund's Waddell & Reed
Money Market B shareholders and for the maintenance of Waddell & Reed Money Market B accounts.



     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class.

        The Plans and Agreement were approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund or of the Distributor and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter the "Plan Directors"). The Waddell & Reed Money Market B Plan was also approved by the Distributor as the sole shareholder of the Waddell & Reed Money Market B shares of the Fund at the time.

        Among other things, each Plan provides that (i) the Distributor will submit to the Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto are approved by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the affected class, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors shall be committed to the discretion of the Plan Directors.

        For the Fund's fiscal year ended June 30, 1999, the Distributor earned deferred sales charges in the amount of $ with respect to the Waddell &
Reed Money Market B shares.

 Custodial and Auditing Services


     The Fund's Custodian is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.



                PURCHASE, REDEMPTION AND PRICING OF SHARES

 Determination of Offering Price


     The value of each share of a class of the Fund is the net asset value ("NAV") of the applicable class. The Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances, although this may not always be possible. This NAV per share is what you pay for shares and what you receive when you redeem them prior to the application of the CDSC, if any, to Class B, Class C and Waddell & Reed Money Market C shares.

        The NAV per share is ordinarily computed once each day that the NYSE is open for trading as of the close of the regular session of the NYSE (ordinarily, 4:00 p.m. Eastern time). The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Years Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days.



        The Fund operates under Rule 2a-7 which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

        While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund's shares would receive less investment income. The converse would apply in a period of rising interest rates.


        Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the Fund's portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund's NAV calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.



        For the purpose of determining whether there is any deviation between the value of the Fund's portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.


     Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market quotations (see above) and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a NAV per share using available market quotations.



        The procedures which the Fund's Board of Directors has adopted include changes in the dividends payable by the Fund under specified conditions, as further described under "Taxes" and "Payments to Shareholders." The purpose of this portion of the procedures is to provide for the automatic taking of one of the actions which the Board of Directors might take should it otherwise be required to consider taking appropriate action.

 Minimum Initial and Subsequent Investments


    For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $50 minimum initial investment pertains to certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $25 minimum initial investment pertains to purchases made through payroll deduction for or by employees of Waddell & Reed, Inc., WRIMCO, their affiliates or certain retirement plan accounts. With the exception of automatic withdrawals from a shareholder's bank account, a shareholder may make subsequent investments of any amount. See "Exchanges."



     Effective March 24, 2000, Waddell & Reed Money Market B shares were combined into and redesignated as Waddell & Reed Money Market C shares. Effective June 30, 2000, Waddell & Reed Money Market C shares are closed to all investments other than reinvested dividends.
 How to Open an Account
     If you are purchasing Class A shares, you can make an initial investment of $500 or more in any of the following ways:

     1) By Mail. Complete an application form and mail it to Waddell & Reed, Inc. at the address indicated on the form. Accompany the form with a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc.


       2) By Wire. (a) Telephone Waddell & Reed, Inc. (toll-free phone number on the inside back cover of the Prospectus) and provide the account registration, address and social security or tax identification number, the amount being wired, the name of the wiring bank and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an order number; (b) instruct your bank to wire by the Federal Reserve Wire Order System the specified amount, along with the order number and registration to the UMB Bank, n.a.; ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number; (c) complete an application form and mail it to Waddell & Reed, Inc.



     3) Through Broker-dealers. You may, if you wish, purchase your shares through registered broker-dealers, which may charge their customers a fee for this service. There is no such fee for investments made by mail or wire, as described above, or for additional investments made by mail or wire. No such service fee will be charged for shares purchased through Waddell & Reed, Inc.

 How to Make Additional Investments

     You may make additional investments in Class A shares in any amount through broker-dealers as described above or in either of the following ways:



    1) By Mail. Mail a check, money order, Federal Reserve draft or other negotiable bank draft payable to Waddell & Reed, Inc. at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, accompanied by either (i) the detachable form which accompanies the confirmation of a prior purchase by you, or (ii) a letter stating your account number, registration, the particular class and stating that you wish the enclosed check, etc. to be used for the purchase of the stated shares of Waddell & Reed Advisors Cash Management, Inc.

        2) By Wire. Instruct your bank to wire the specified amount along with the account number and registration to the UMB Bank, n.a.; ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

        Purchase of the Fund's shares are effective after (i) one of the methods for purchasing the Fund's shares indicated above has been properly completed and (ii) UMB Bank, n.a. (the "Bank") has Federal funds available to it. Federal funds are monies of a member bank with the Federal Reserve System held in deposit at a Federal Reserve Bank. They represent immediately available cash. If payment is made by check or otherwise than in Federal funds, it will be necessary to convert investors' payments into Federal funds, and orders for the purchase of the Fund's shares, if accepted by Waddell & Reed, Inc., will become effective on the day Federal funds are received for value by the Bank; this is normally anticipated to be two business days following receipt of payment by Waddell & Reed, Inc. The Fund's shares are issued at their NAV next determined after the effectiveness of the purchase (i.e., at $1.00 per share except under extraordinary circumstances as described above).

        If you wish to insure that shares will be issued on the same day on which your payment is made, you should (i) place your order by wire so that it will be received by the Bank prior to 3:00 p.m. Kansas City time, and
(ii) before wiring the order, phone Waddell & Reed, Inc. at the number on the inside back cover of the Prospectus to make sure that the wire order as described above is properly identified. See "Payments to Shareholders -- General" for information regarding dividend payment.

        Class B and Class C shares may be directly purchased by mail only.

        Waddell & Reed, Inc. has the right not to accept any purchase order for the Fund's shares. Certificates are not normally issued but may be requested for Class A shares. No certificates are issued for Class B, Class C or Waddell & Reed Money Market C shares. Shareholdings are recorded on the Fund's books whether or not a certificate is issued.



Flexible Withdrawal Service


     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming shares on an ongoing basis. Class B or Class C shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.



        The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.


       If you own Class A, Class B or Class C shares, to qualify for the Service you must have invested at least $10,000 in shares which you still own of any of the funds in the Waddell & Reed Advisors Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.






        You can choose to have your shares redeemed to receive:

     1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

        Shares are redeemed on the 20th day of the month in which the payment is to be made (or on the prior business day if the 20th is not a business day). Payments are made within five days of the redemption.



        Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.



        If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.


        The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of the Fund of the same class as that with respect to which they were paid. All payments under the Service are made by redeeming shares in your account, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or return on your investment.



        You may, at any time, change the manner in which you have chosen to have shares redeemed; you can change to any one of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.
 Exchanges

  Class A Share Exchanges


     You may exchange Class A shares of the Fund which you have acquired by exchange for Class A shares of one or more other funds in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. (whose shares are sold with a sales charge) and any shares received in payment of dividends on those Class A shares of the Fund for Class A shares of any of the other funds in the Waddell & Reed Advisors Funds or the W&R Funds, Inc., without payment of any additional sales charge.

        In addition, you may specify a dollar amount of Class A shares of the Fund to be automatically exchanged each month into Class A shares of any other fund in the Waddell & Reed Advisors Funds, provided you already own shares of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed Advisors Funds, provided each fund receives a value of at least $25.



     Class B and Class C Share Exchanges


     You may exchange Class B or Class C shares of the Fund for corresponding shares of another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. without charge.

        You may specify a dollar amount of Class B or Class C shares of the Fund to be automatically exchanged each month into Class B or Class C shares of any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B or Class C shares, as applicable, of the fund. The shares which you designate for automatic exchange into any fund must be worth at least $100, which may be allocated among funds in the Waddell & Reed Advisors Funds, provided each fund receives a value of at least $25.



        The redemption of the Fund's Class B or Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.


     Waddell & Reed Money Market C Share Exchanges

     You may exchange Waddell & Reed Money Market C shares for Class C shares of W&R Funds, Inc. without charge.

        You may specify a dollar amount of Waddell & Reed Money Market C shares to be automatically exchanged each month into Class C shares of any of the funds of W&R Funds, Inc., provided you already own Class C shares of the fund in W&R Funds, Inc. The Class C shares that you designate for automatic exchange must be worth at least $100, which may be allocated among funds in W&R Funds, Inc., provided each fund receives a value of at least $25. A minimum daily balance of $750 is required in order to maintain such automatic exchange privileges.

        The redemption of Waddell & Reed Money Market C shares of the Fund as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     Effective June 30, 2000, exchanges into Waddell & Reed Money Market C shares are not permitted.



     General Exchange Information


    When you exchange shares, the total shares you receive will have the same aggregate NAV as the shares you exchange. The relative values are those next figured after your exchange request is received in good order.

        These exchange rights and other exchange rights concerning other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can in most instances, be eliminated or modified at any time and any such exchange may not be accepted.


 Retirement Plans


     Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans.
All of these plans involve investment in shares of the Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.).



        Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000 is not affected by the spouse's active participant status.

        An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.



       Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA (or, to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not a married person filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.



        Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

        Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education
IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).


        Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $25,500, whichever is less, per year for each employee.

        Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.



        Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

        457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

        TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

        Pension and Profit-Sharing Plans, including 401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

        More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

 Redemptions


     The Prospectus gives information as to expedited and regular redemption procedures. Redemptions of Class A shares by telephone or fax must be equal to at least $1,000.00. Redemption payments are made within seven days from receipt of request unless delayed because of certain emergency conditions determined by the Securities and Exchange Commission, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.


 Mandatory Redemption of Certain Small Accounts


     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $250. The Board intends to compel redemptions of accounts, except for retirement plan accounts, in which the total NAV is less than $250. Shareholders have 60 days from the date on which the NAV falls below $250 to bring the NAV above $250 in order to avoid mandatory redemption. A shareholder may also avoid mandatory redemption by initiating a transaction which either increases or decreases the NAV of the account. A dividend payment does not constitute a shareholder initiated transaction for the purpose of avoiding mandatory redemption.



                              DIRECTORS AND OFFICERS
     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.


        The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers of the Fund but are not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.




KEITH A. TUCKER*
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth:
January 9, 1939.

DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
     Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
     General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.
FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.
Daniel C. Schulte
     Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.

 Kristen A. Richards
     Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.
Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.


 Mira Stevovich
     Vice President and Assistant Treasurer of the Fund, Vice President of one other fund in the Fund Complex and Assistant Treasurer of all Funds in the Fund complex; Vice President of WRIMCO. Date of birth: July 30, 1953.

        The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

        The Directors who may be deemed to be interested persons, as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc. or WRIMCO are indicated as such by an asterisk.


        The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993 and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex, and each serves as Director Emeritus.

     The funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. pay to each Director effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Red, Inc. (Prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. paid to each Director and annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended). The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. based on the funds' relative size.



        During the Fund's fiscal year ended June 30, 1999, the Fund's Directors received the following fees for service as a director:
                            COMPENSATION TABLE
                                          Total
                         Aggregate     Compensation
                        Compensation    From Fund
                            From         and Fund
Director                    Fund         Complex*
--------                ------------   ------------
Robert L. Hechler         $    0        $     0
Henry J. Herrmann              0              0
Keith A. Tucker                0              0
James M. Concannon         1,518         58,500
John A. Dillingham         1,518         58,500
David P. Gardner           1,109         41,500
Linda K. Graves            1,518         58,500
Joseph Harroz, Jr.         1,075         41,500
John F. Hayes              1,518         58,500
Glendon E. Johnson         1,531         59,000
William T. Morgan          1,518         58,500
Ronald C. Reimer           1,071         41,500
Frank J. Ross, Jr.         1,518         58,500
Eleanor B. Schwartz        1,531         59,000
Frederick Vogel III        1,531         59,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.


        The officers are paid by Waddell & Reed, Inc. or its affiliates.


 Shareholdings


     As of May 31, 2000, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of May 31, 2000, regarding the beneficial ownership of the classes of the Fund's shares.




Name and Address                       Shares owned
of Record or                           Beneficially
Beneficial Owner           Class       or of Record          Percent
-------------------        -----       ------------          -------
Kenneburt & Co.          Class A     53,449,819                 7.23%
P. O. Box 11426
Birmingham Al 35202-1426

Fiduciary Trust Co NH Cust Class B      359,823                11.26%
IRA Rollover
FBO Dennis J Dachille
300 Arrowhead Dr
Elizabeth PA  15037-9641
Fiduciary Tr Co NH Cust    Class B      193,464                 6.05%
IRA Rollover
FBO Maurice S Whit3e
68 Fairview St
Carlisle PA  17013-3120
Fiduciary Tr co NH Cust    Class B      294,381                 9.21%
IRA Rollover
FBO Richard V Snyder
3011 Green St
Harrisburg PA  17110-1235
Fiduciary Tr Co NH Cust    W&R Money    681,027                 6.08%
IRA Rollover               Market C
FBO David L Price
6403 Whisper Wood Ln
Harrisburg PA  17112-1880
George Montgomery          Class C       47,296                 5.82%
11946 Duran Canyon Ct
Houston TX  77067-1048
Franklin J Brenner (TOD)   Class C       76,893                 9.47%
743 Miramar Dr
Fullerton CA  92831-1928
Fiduciary Tr Co NH Cust    Class C      145,120                17.87%

IRA Rollover
FBO Daniel T Glunt
928 Little Bardfield Rd
Webster NY  14580-8932

                          PAYMENTS TO SHAREHOLDERS
 General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class) and amortization of any premium. The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains are expected to be short-term capital gains.


        Under the procedures that the Fund's Board of Directors has adopted relating to amortized cost valuation, the calculation of the daily dividend of a class will change from that indicated above under certain circumstances. If on any day there is a deviation of .3 of 1% or more between the NAV of a share of a class of the Fund computed on the amortized cost basis and that computed on an available market price basis, the amount of the deviation will be added to or subtracted from the dividend for that class for that day if necessary to reduce the per-share value to within .3 of 1% of $1.00.



     If on any day there is insufficient net income to absorb any such reduction, the Fund's Board of Directors would be required under Rule 2a-7 to consider taking other action if the deviation after eliminating the dividend for that day exceeds one-half of 1%. See "Determination of Offering Price." One of the actions that the Board of Directors might take could be the elimination or reduction of dividends for more than one day.

 Choices You Have on Your Dividends and Distributions


     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were declared. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions (if any) will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV. The NAV used for this purpose is that computed as of the payment date for the dividend, although this could be changed by the Board of Directors.

        Even if youreceive dividends and distributions in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund of the same class as that with respect to which they were paid at NAV next calculated after receipt by Waddell & Reed, Inc., of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.



                                       TAXES
 General


     The Fund has qualified for treatment since inception as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.



        The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

                       PORTFOLIO TRANSACTIONS AND BROKERAGE


One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked price. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The Fund has not effected transactions through brokers and does not anticipate doing so. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering (_IPO_), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions.

        In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.



        To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage brokers-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO is expected to allocate orders to brokers or dealers consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers or dealers which provide execution and/or research services and other services including pricing or quotation services directly or through others ("research and brokerage services").
If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer which has provided such services considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

        Subject to the foregoing considerations, WRIMCO may also consider sales of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

        The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

        Such investment research (which may be supplied by a third party at the instance of a broker or dealer) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

        As of June 30, 1999, the Fund owned J. P. Morgan & Co. Incorporated securities in the aggregate amount of $19,997,826. J. P. Morgan & Co. Incorporated is a regular broker of the Fund.


        The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.



                                 OTHER INFORMATION
 The Shares of the Fund


     The Fund offers three classes of shares:  Class A, Class B and Class
C. Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B, Class C and Waddell & Reed Money Market C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for eight years will convert automatically, 8 years after the month in which the shares were purchased, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative NAVs of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B, Class C and Waddell & Reed Money Market C shares are expected to be lower than for Class A shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.



        The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.


        Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at time which the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.



        Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                APPENDIX A
     The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

                           DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. A Standard & Poor's ("S&P") corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The top three rating categories of S&P are described below:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

        A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

        Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

        Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("MIS") rating symbols and their meanings follows:
     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                           DESCRIPTION OF NOTE RATINGS

     Standard and Poor's, a division of The McGraw-Hill Companies, Inc. A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

      --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)
     The note rating symbols and definitions are as follows:
     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

        SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 Speculative capacity to pay principal and interest.

        Moody's Investors Service, Inc. MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Standard & Poor's, a division of The McGraw Hill Companies, Inc. commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1.

        Moody's Investors Service, Inc. commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers.
Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by
(1) lending market positions in well established industries; (2) high rates of return on Funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained.



 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Certificates of Deposit _ 2.46%
 Yankee
 Bank Austria - New York,
   5.11%, 4-25-00 ........................   $10,000  $ 9,991,304
 UBS AG - Stamford, Connecticut,
   5.35%, 5-30-00 ........................    10,000    9,990,801
   Total .................................             19,982,105
Commercial Paper - 6.50%
 Abbey National North America:
   6.055%, 1-18-00 .......................    17,500   17,449,962
   5.9%, 3-7-00 ..........................    15,000   14,837,750
 Dresdner U.S. Finance Inc.,
   6.23%, 1-10-00 ........................     2,000    1,996,885
 Toronto-Dominion Holdings USA Inc.,
   6.9%, 1-10-00 .........................    18,500   18,468,088
   Total .................................             52,752,685
Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.20%
 Banca Serfin S.A. (Barclays Bank PLC),
   5.96%, 6-5-00 .........................    10,000    9,741,733
Notes _ 7.88%
 Banc One Corp.,
   6.5188%, 1-10-00 ......................    14,000   14,000,000
 First Bank of South Dakota (U.S. Bank
   National Association),
   6.5325, 1-19-00 .......................    10,000   10,005,338
 Harris Trust and Savings Bank,
   5.05%, 2-17-00 ........................    13,000   12,999,133
 J.P. Morgan & Co., Incorporated,
   6.4288%, 1-6-00 .......................    10,000    9,998,953
 Wells Fargo & Company,
   5.31%, 4-3-00 .........................    17,000   16,996,816
   Total .................................             64,000,240
TOTAL BANK OBLIGATIONS _ 18.04%                      $146,476,763
 (Cost: $146,476,763)
CORPORATE OBLIGATIONS
Commercial Paper
 Communication - 0.61%
 U S WEST Communications Inc.,
   7.1%, 1-13-00 .........................     5,000    4,988,167
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Electric, Gas and Sanitary Services _ 6.76%
 Allegheny Energy Inc.,
   5.82%, 2-28-00 ........................   $ 5,000 $  4,953,117
 Bay State Gas Co.,
   6.75%, 1-28-00 ........................    17,000   16,913,938
 Questar Corp.:
   5.82%, 1-14-00 ........................     6,000    5,987,390
   5.85%, 1-14-00 ........................     5,000    4,989,438
   5.9%, 1-19-00 .........................     8,500    8,474,925
   6.05%, 1-21-00 ........................     4,100    4,086,219
   6.0%, 1-27-00 .........................     9,500    9,458,833
   Total .................................             54,863,860
 Food and Kindred Products - 5.26%
 General Mills, Inc.,
   6.345%, Master Note ...................    32,800   32,800,000
 Golden Peanut Co.,
   5.93%, 2-29-00 ........................    10,000    9,902,814
   Total .................................             42,702,814
 Nondepository Institutions _ 5.63%
 Associates Capital Corp. PLC (Associates
   First Capital Corporation),
   6.01%, 1-14-00 ........................     5,000    4,989,149
 Associates Financial Services Co. of
   Puerto Rico Inc. (Associates Corp. of
   North America),
   5.97%, 2-18-00 ........................    10,000    9,920,400
 Associates First Capital B.V. (Associates
   First Capital Corporation):
   5.8%, 1-10-00 .........................     6,500    6,490,575
   6.0%, 1-10-00 .........................     9,500    9,485,750
 General Electric Capital Corporation,
   5.93%, 3-7-00 .........................    15,000   14,836,925
   Total .................................             45,722,799
 Oil and Gas Extraction - 3.62%
 Arco British Ltd. (Atlantic Richfield Co.):
   6.1%, 1-19-00 .........................    10,000    9,969,500
   6.05%, 1-21-00 ........................    19,500   19,434,458
   Total .................................             29,403,958
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Personal Services - 3.92%
 Block Financial Corp.:
   6.15%, 1-12-00 ........................   $10,000 $  9,981,208
   6.2%, 1-28-00 .........................    10,000    9,953,500
   6.15%, 2-29-00 ........................    12,000   11,879,050
   Total .................................             31,813,758
Total Commercial Paper _ 25.80%                       209,495,356
Commercial Paper (backed by irrevocable bank
 letter of credit) - 0.61%
 Oil and Gas Extraction
 Louis Dreyfus Corp. (ABN-AMRO Bank N.V.),
   5.96%, 1-31-00 ........................     5,000    4,975,167
Notes
 Amusement and Recreation Services - 1.23%
 Walt Disney Company (The),
   5.6%, 4-17-00 .........................    10,000   10,009,754
 Communication - 2.46%
 AT&T Corp.,
   6.1363%, 1-13-00 ......................    10,000    9,997,880
 Tele-Communications, Inc. (AT&T Corp.),
   7.375%, 2-15-00 .......................    10,000   10,012,431
   Total .................................             20,010,311
 Electric, Gas and Sanitary Services _ 3.32%
 Baltimore Gas and Electric Company,
   6.11%, 3-1-00 .........................    27,000   26,999,724
 Food Stores - 1.85%
 Albertson's Inc.,
   6.4425%, 1-14-00 ......................    15,000   14,996,803
 General Merchandise Stores - 0.62%
 Wal-Mart Stores, Inc.,
   5.65%, 2-1-00 .........................     5,000    5,001,751
 Industrial Machinery and Equipment - 0.55%
 AP Knitting Elements, Inc. (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     4,500    4,500,000
 Insurance Carriers - 1.05%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     8,500    8,500,000
            See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Miscellaneous Retail - 1.17%
 Todd Shopping Center, L.L.C., Taxable
   Variable Rate Demand Bonds, Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................   $ 9,500 $  9,500,000
 Nondepository Institutions - 9.71%
 Associates Corp. of North America:
   6.4103%, 1-31-00 ......................     8,500    8,497,490
   6.375%, 8-15-00 .......................     2,250    2,252,899
 Caterpillar Financial Services Corp.:
   5.93%, 6-1-00 .........................    16,500   16,510,118
   8.875%, 6-1-00 ........................     3,000    3,043,447
 Ford Motor Credit Company:
   8.375%, 1-15-00 .......................     9,000    9,010,266
   6.375%, 10-6-00 .......................     4,000    4,006,193
 General Electric Capital Corporation,
   6.66%, 5-1-00 .........................     8,700    8,728,162
 General Motors Acceptance Corporation:
   7.875%, 3-15-00 .......................     2,700    2,714,444
   6.875%, 6-7-00 ........................    10,000   10,051,514
 Transamerica Finance Corporation,
   6.215%, 3-2-00 ........................    14,000   14,000,000
   Total .................................             78,814,533
 Real Estate - 0.15%
 Trap Rock Industries, Inc. (First Union National Bank),
   6.8%, 1-5-00 ..........................     1,225    1,225,000
Total Notes _ 22.11%                                  179,557,876
TOTAL CORPORATE OBLIGATIONS _ 48.52%                 $394,028,399
 (Cost: $394,028,399)
MUNICIPAL OBLIGATIONS
California _ 5.17%
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   6.2%, 1-19-00 .........................    29,000   29,000,000
 Oakland-Alameda County Coliseum Authority, Lease
   Revenue Bonds (Oakland Coliseum Arena Project),
   1996 Series A-1 Variable Rate Lease Revenue Bonds
   (Taxable), (Canadian Imperial Bank of Commerce),
   6.3%, 1-18-00 .........................    13,000   13,000,000
   Total .................................             42,000,000
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Colorado _ 0.25%
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   6.5%, 1-6-00 ..........................   $ 2,000 $  2,000,000
Indiana _ 1.50%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project),
   6.2%, 1-11-00 .........................    12,200   12,200,000
Kentucky - 1.48%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds:
   Series 1994 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.55%, 1-6-00 .........................     8,035    8,035,000
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   6.55%, 1-6-00 .........................     4,000    4,000,000
   Total .................................             12,035,000
Louisiana _ 10.14%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale):
   6.0%, 1-14-00 .........................    20,000   20,000,000
   6.0%, 1-20-00 .........................    13,000   13,000,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds, Series 1995 (Taxable),
   (The Dow Chemical Company Project):
   6.25%, 1-26-00 ........................    21,150   21,150,000
   6.07%, 1-21-00 ........................    10,000   10,000,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   6.25%, 1-26-00 ........................    18,200   18,200,000
   Total .................................             82,350,000
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Massachusetts  - 0.48%
 Massachusetts Industrial Finance Agency, Taxable
   Revenue Bonds (Southcoast Nursing and
   Rehabilitation Center Partnership Issue -
   Series 1997), (Fleet National Bank),
   6.8%, 1-5-00 ..........................   $ 3,900 $  3,900,000
Mississippi - 0.74%
 Mississippi Business Finance Corporation,
   Taxable Adjustable Mode, Industrial Development
   Revenue Bonds (BenchCraft Project), Series 1999
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     6,000    6,000,000
New Jersey _ 1.49%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   6.8%, 1-5-00...........................    12,135   12,135,000
New York _ 2.56%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.8%, 2-1-00 ..........................    10,000   10,000,000
 Dutchess County Industrial Development Agency,
   Taxable Variable Rate Demand Civic Facility
   Revenue Bonds, Series 1999-C (St. Francis'
   Hospital, Poughkeepsie, New York Civic Facility),
   (The Bank of New York),
   6.5%, 1-6-00 ..........................     4,000    4,000,000
 Putnam Hospital Center, Multi-Mode Revenue Bonds,
   Series 1999 (The Bank of New York),
   6.5%, 1-5-00 ..........................     3,500    3,500,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial
   Development Revenue Bonds, Series 1996
   (1500 Hempstead TPK, LLC Facility), (The
   Bank of New York),
   6.5%, 1-6-00 ..........................     3,260    3,260,000
   Total .................................             20,760,000
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
North Carolina - 0.22%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................   $ 1,800 $  1,800,000
Pennsylvania _ 2.80%
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   6.8%, 1-5-00 ..........................    10,960   10,960,000
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (First Union National Bank),
   6.8%, 1-5-00 ..........................     8,145    8,145,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mother's Work, Inc.),
   Series of 1995 (Fleet Financial Group Inc.),
   6.75%, 1-5-00 .........................     3,635    3,635,000
   Total .................................             22,740,000
Texas _ 1.52%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.63%, 3-7-00 .........................    12,500   12,370,952
Virginia - 0.76%
 Virginia Health Services, Inc., Taxable
   Variable Rate Demand Bonds, Series 1998
   (Wachovia Bank, N.A.),
   6.49%, 1-5-00 .........................     6,200    6,200,000
Washington - 1.79%
 Wenatchee Valley Clinic, P.S.,
   Floating Rate Taxable Bonds, Series 1998
   (U.S. Bank National Association),
   6.5%, 1-6-00 ..........................    14,500   14,500,000
TOTAL MUNICIPAL OBLIGATIONS _ 30.90%                 $250,990,952
 (Cost: $250,990,952)
OTHER GOVERNMENT SECURITY - 1.22%
Commercial Paper (backed by irrevocable bank
 letter of credit)
 Mexico
 United Mexican States (Barclays Bank PLC),
   6.08%, 2-1-00 .........................    10,000 $  9,947,644
 (Cost: $9,947,644)
            See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
DECEMBER 31, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
UNITED STATES GOVERNMENT SECURITY - 1.11%
 Federal Home Loan Bank,
   6.163%, 1-5-00 ........................   $ 9,000 $  9,000,000
 (Cost: $9,000,000)
TOTAL INVESTMENT SECURITIES _ 99.79%                 $810,443,758
 (Cost: $810,443,758)
CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.21%       1,677,064
NET ASSETS - 100.00%                                 $812,120,822
 Notes to Schedule of Investments
Cost of investments owned is the same as that used for Federal income tax purposes.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value (Note 1)  ........     $810,444
 Cash   ............................................          867
 Receivables:
   Fund shares sold ................................        9,220
   Interest ........................................        6,029
 Prepaid insurance premium  ........................           21
                                                         --------
    Total assets  ..................................      826,581
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................       10,637
 Dividends payable  ................................        3,545
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          236
 Accrued management fee (Note 2)  ..................            8
 Accrued accounting services fee (Note 2)  .........            7
 Accrued service fee (Note 2)  .....................            2
 Other  ............................................           25
                                                         --------
    Total liabilities  .............................       14,460
                                                         --------
      Total net assets .............................     $812,121
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding _ 800,130
   Class B shares outstanding _ 2,638
   Class C shares outstanding _ 160
   Waddell & Reed Money Market Class B shares
    outstanding _ 8,641
   Waddell & Reed Money Market Class C shares
    outstanding _ 552
   Capital stock ...................................     $  8,121
   Additional paid-in capital ......................      804,000
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $812,121
                                                         ========
Net asset value, redemption and offering price
 per share for all classes  ........................        $1.00
                                                            =====
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended DECEMBER 31, 1999
(In Thousands)
Investment Income
 Interest and amortization (Note 1B)  ..............      $20,368
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        1,468
   Transfer agency and dividend disbursing:
    Class A ........................................        1,279
    Class B  .......................................            1
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................            8
    Waddell & Reed Class C  ........................          ---
   Custodian fees ..................................           38
   Accounting services fee .........................           36
   Distribution fee:
    Class B  .......................................            3
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................           23
    Waddell & Reed Class C  ........................            1
   Service fee:
    Class B  .......................................            1
    Class C  .......................................          ---
    Waddell & Reed Class B  ........................            7
    Waddell & Reed Class C  ........................          ---
   Legal fees ......................................           20
   Audit fees ......................................            7
   Other ...........................................          177
                                                          -------
    Total expenses  ................................        3,069
                                                          -------
      Net investment income ........................       17,299
                                                          -------
       Net increase in net assets resulting
         from operations ...........................      $17,299
                                                          =======
                   See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                           For the      For the
                                         six months   fiscal year
                                            ended        ended
                                        December 31,   June 30,
                                            1999         1999
                                        ------------  -----------
Increase in Net Assets
 Operations:
   Net investment income ..............    $ 17,299      $ 28,632
                                           --------      --------
    Net increase in net assets
      resulting from operations .......      17,299        28,632
                                           --------      --------
 Dividends to shareholders
   from net investment income:*
   Class A ............................     (17,158)      (28,425)
   Class B ............................         (17)           ---
   Class C ............................          (1)           ---
   Waddell & Reed Class B .............        (119)         (207)
   Waddell & Reed Class C .............          (4)           ---
                                           --------      --------
                                            (17,299)      (28,632)
                                           --------      --------
 Capital share transactions (Note 3)  .     140,353       135,314
                                           --------      --------
 Total increase  ......................     140,353       135,314
Net Assets
 Beginning of period  .................     671,768       536,454
                                           --------      --------
 End of period  .......................    $812,121      $671,768
                                           ========      ========
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
   *See "Financial Highlights" on pages  - .
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the
                        six
                     months    For the fiscal year ended June 30,
                      ended    ----------------------------------
                   12/31/99    1999   1998    1997   1996    1995
                   --------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                      ------  ------  ------  ------  ------  ------
Net investment
 income  ...........   0.0241  0.0455  0.0484  0.0472  0.0487  0.0465
Less dividends
 declared  .........  (0.0241)(0.0455)(0.0484)(0.0472)(0.0487)(0.0465)
                      ------  ------  ------  ------  ------  ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                     ======= ======= ======= ======= ======= =======
Total return........   2.47%   4.67%   4.93%   4.80%   5.01%   4.74%
Net assets, end of
 period (in
 millions)  ........    $800    $667    $533    $514    $402    $369
Ratio of expenses to
 average net
 assets  ...........   0.83%*  0.83%   0.89%   0.87%   0.91%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........   4.72%*  4.54%   4.84%   4.70%   4.89%   4.68%
*Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:
                    For the
                   period
              from 9/9/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0120
Less dividends
 declared  .........  (0.0120)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   1.21%
Net assets, end of
 period (in
 millions)  ........      $3
Ratio of expenses to
 average net
 assets  ...........   1.65%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.25%**
 *Commencement of operations.
**Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:
                    For the
                   period
              from 9/9/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0119
Less dividends
 declared  .........  (0.0119)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   1.20%
Net assets, end of
 period (in
 thousands)  .......    $160
Ratio of expenses to
 average net
 assets  ...........   1.81%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.13%**
 *Commencement of operations.
**Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Waddell & Reed Money Market Class B Shares*
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the                               For the
                      six       For the fiscal             period
                    months   year ended June 30,         from 9/5/95*
                     ended   ---------------------        through
                   12/31/99    1999   1998    1997        6/30/96
                   --------  ------ ------  ------        -------
Net asset value,
 beginning of
 period  ...........  $1.00   $1.00   $1.00   $1.00           $1.00
                      ------  ------  ------  ------          ------
Net investment
 income  ...........   0.0196  0.0371  0.0403  0.0407          0.0312
Less dividends
 declared  .........  (0.0196)(0.0371)(0.0403)(0.0407)        (0.0312)
                      ------  ------  ------  ------          ------
Net asset value,
 end of period  ....  $1.00   $1.00   $1.00   $1.00           $1.00
                     ======= ======= ======= =======         =======
Total return........   2.00%   3.79%   4.10%   4.13%           3.15%
Net assets, end of
 period (in
 millions)  ........      $9      $5      $4      $4              $1
Ratio of expenses to
 average net
 assets  ...........   1.70%***1.60%   1.71%   1.48%           1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........   3.90%***3.77%   4.03%   4.14%           3.76%**
  *Formerly known as United Cash Management Class B shares. **Commencement of operations.
***Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Waddell & Reed Money Market Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:
                    For the
                   period
             from 10/7/99*
                   through
                   12/31/99
                   --------
Net asset value,
 beginning of
 period  ...........  $1.00
                      ------
Net investment
 income  ...........   0.0095
Less dividends
 declared  .........  (0.0095)
                      ------
Net asset value,
 end of period  ....  $1.00
                     =======
Total return........   0.96%
Net assets, end of
 period (in
 thousands)  .......    $500
Ratio of expenses to
 average net
 assets  ...........   1.66%**
Ratio of net
 investment income
 to average net
 assets  ...........   4.23%**
 *Commencement of operations.
**Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
NOTE 1 -- Significant Accounting Policies
     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.
B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.
D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 -- Investment Management and Payments to Affiliated Persons
     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.
     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed


 Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.
     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.
                       Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000
     Under the Shareholder Servicing Agreement, with respect to Class A, Class B, Class C and Waddell & Reed Money Market B shares, the Fund pays WARSCO a monthly fee of $1.75 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check it processes. For Waddell & Reed Money Market C shares, the Fund pays WARSCO a monthly fee equal to 1/12th of .15 of 1% of the average daily net assets for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.
     The Fund has adopted 12b-1 plans for Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares. Under the plans, the Fund pays W&R daily a distribution fee not to exceed, on an annual basis, 0.75% of the net assets of the affected class and a service fee not to exceed, on an annual basis, 0.25% of the net assets of the affected class. During the period ended December 31, 1999, W&R paid no sales commissions.
     A contingent deferred sales charge (_CDSC_) may be assessed against a shareholder's redemption amount of Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, respectively, and paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of Fund shares.
     With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%.


      For Waddell & Reed Money Market Class B shares, the amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the next calendar year after the calendar year of investment, 3%; the third calendar year, 2%; the fourth calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge.
     If Class C shares or Waddell & Reed Money Market Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions during the deferred sales charge period. During the period ended December 31, 1999, the Distributor received $330, $178, $6,419 and $23 in deferred sales charges from Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares, respectively.
     The Fund paid Directors' fees of $13,158, which are included in other expenses.
     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 -- Multiclass Operations
     The Fund offers five classes of shares: Class A, Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C. Each class represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class B, Class C, Waddell & Reed Money Market B and Waddell & Reed Money Market C shares are subject to a CDSC and to an ongoing distribution and service fee; Class B shares that have been held by a shareholder for seven years will convert automatically, at the end of the seventh calendar year following the first year of purchase, to Class A shares of the Fund, and such conversion will be made, without charge or fee, on the basis of the relative net asset values of the two classes; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
     Transactions in capital stock are summarized below. Dollar amounts are in thousands. The number of shares transacted during the periods corresponds to the dollar amounts included in this table because shares are recorded at $1.00 per share.


                              For the       For the
                         six months   fiscal year
                              ended         ended
                       December 31,      June 30,
                               1999          1999
                       ------------  ------------
Value issued from sale
 of shares:
 Class A  ............   $1,708,736    $2,528,520
 Class B .............        3,810           ---
 Class C .............          277           ---
 Waddell & Reed Class B       7,888        12,293
 Waddell & Reed Class C         740           ---
Value issued from
 reinvestment of dividends:
 Class A  ............       16,150        27,258
 Class B .............           16           ---
 Class C .............            1           ---
 Waddell & Reed Class B         119           195
 Waddell & Reed Class C           4           ---
Value redeemed:
 Class A  ............   (1,591,911)   (2,421,463)
 Class B .............       (1,188)          ---
 Class C .............         (118)          ---
 Waddell & Reed Class B      (3,979)      (11,489)
 Waddell & Reed Class C        (192)          ---
                           --------    ----------
Increase in
 outstanding capital       $140,353    $  135,314
                           ========    ==========


 INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United Cash Management, Inc.:
 We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of December 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Cash Management, Inc. as of December 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended June 30, 1999, and the financial highlights for the six-month period ended December 31, 1999, and for each of the five fiscal years in the period ended June 30, 1999, in conformity with generally accepted accounting principles.
    Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
BANK OBLIGATIONS
Certificates of Deposit
 Domestic - 0.74%
 Morgan Guaranty Trust Company of New York,
   5.09%, 9-27-99 ........................   $ 5,000 $  4,999,534
 Yankee _ 2.98%
 Bank Austria - New York,
   5.11%, 4-25-2000 ......................    10,000    9,988,780
 UBS AG - Stamford, Connecticut,
   5.35%, 5-30-2000 ......................    10,000    9,993,101
   Total .................................             19,981,881
Total Certificates of Deposit - 3.72%                  24,981,415
Commercial Paper - 1.64%
 Wells Fargo & Company,
   4.82%, 7-14-99 ........................    11,000   10,980,854
Commercial Paper (backed by irrevocable bank
 letter of credit) - 2.21%
 Banco Serfin S.A. (Barclays Bank PLC),
   5.32%, 8-26-99 ........................    15,000   14,875,867
Notes _ 10.06%
 Abbey National Treasury Services PLC,
   5.64%, 7-15-99 ........................    10,000    9,998,551
 Harris Trust and Savings Bank,
   5.05%, 2-17-2000 ......................    13,000   12,995,739
 J.P. Morgan & Co., Incorporated:
   4.8425%, 7-7-99 .......................    10,000    9,999,903
   4.9025%, 7-6-2000 .....................    10,000    9,997,923
 Shawmut National Corporation
   (Fleet Financial Group Inc.),
   8.625%, 12-15-99 ......................     7,500    7,617,046
 Wells Fargo & Company,
   5.31%, 4-3-2000 .......................    17,000   16,981,731
   Total .................................             67,590,893
TOTAL BANK OBLIGATIONS _ 17.63%                      $118,429,029
 (Cost: $118,429,029)
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 1.48%
 Monsanto Company:
   4.86%, 7-20-99 ........................   $ 3,000 $  2,992,305
   4.87%, 8-18-99 ........................     5,000    4,967,533
   4.87%, 8-19-99 ........................     2,000    1,986,743
   Total .................................              9,946,581
 Electric, Gas and Sanitary Services _ 10.29%
 Central Illinois Light Co.:
   5.07%, 7-21-99 ........................     2,952    2,943,685
   5.07%, 7-26-99 ........................     1,110    1,106,092
   5.07%, 7-30-99 ........................     2,726    2,714,866
 Idaho Power Co.,
   5.5%, 7-8-99 ..........................     1,785    1,783,091
 OGE Energy Corp.:
   5.13%, 7-2-99 .........................     8,500    8,498,789
   5.55%, 7-8-99 .........................    11,550   11,537,536
 Questar Corp.:
   4.93%, 7-2-99 .........................    12,000   11,998,357
   5.33%, 7-2-99 .........................     1,000      999,852
   4.95%, 7-9-99 .........................    10,700   10,688,230
   5.05%, 7-16-99 ........................     4,900    4,889,690
 Southern California Edison Co.,
   4.86%, 7-19-99 ........................    12,000   11,970,840
   Total .................................             69,131,028
 Engineering and Management Services - 1.54%
 Halliburton Co.,
   5.01%,7-23-99 .........................    10,400   10,368,159
 Food and Kindred Products - 0.03%
 General Mills, Inc.,
   5.075%, Master Note ...................       170      170,000
 Food Stores - 1.94%
 Albertson's Inc.,
   4.9%, 7-6-99 ..........................    13,000   12,991,153
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Industrial Machinery and Equipment - 0.74%
 Deere & Company,
   4.99%, 7-19-99 ........................   $ 5,000 $  4,987,525
 Insurance Carriers - 0.74%
 Transamerica Finance Corp.,
   4.84%, 7-20-99 ........................     5,000    4,987,228
 Nondepository Institutions _ 4.89%
 Associates Financial Services Co. of
   Puerto Rico Inc. (Associates Corp. of North America),
   4.87%, 8-17-99 ........................    22,000   21,860,123
 General Electric Capital Corporation,
   4.86%, 7-15-99 ........................     6,000    5,988,660
 IBM Credit Corp.,
   5.125%, 7-1-99 ........................     5,000    5,000,000
   Total .................................             32,848,783
 Paper and Allied Products - 1.56%
 Sonoco Products Co.,
   5.8%, 7-1-99...........................     2,500    2,500,000
 Westvaco Corp.,
   4.85%, 7-8-99 .........................     8,000    7,992,456
   Total .................................             10,492,456
Total Commercial Paper _ 23.21%                       155,922,913
Commercial Paper (backed by irrevocable bank
 letter of credit)
 Chemicals and Allied Products - 1.35%
 Formosa Plastics Corp. U.S.A. (Bank of America NT & SA),
   4.81%, 7-23-99 ........................     9,100    9,073,251
 Electric, Gas and Sanitary Services - 0.97%
 CommEd Fuel Co. Inc. (First National Bank of Chicago),
   5.1%, 7-7-99 ..........................     6,532    6,526,448
 Oil and Gas Extraction - 2.23%
   Louis Dreyfus Corp. (ABN-AMRO Bank N.V.):
   4.92%, 7-6-99 .........................     5,000    4,996,583
   4.93%, 7-7-99 .........................    10,000    9,991,783
   Total .................................             14,988,366
Total Commercial Paper (backed by irrevocable bank
 letter of credit) - 4.55%                             30,588,065
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes
 Chemicals and Allied Products - 0.47%
 Air Products and Chemicals, Inc.,
   8.22%, 12-7-99 ........................   $ 3,100 $  3,140,684
 Electric, Gas and Sanitary Services _ 4.02%
 Baltimore Gas and Electic Company,
   4.9713%, 9-1-99 .......................    27,000   26,999,703
 General Merchandise Stores - 0.75%
 Wal-Mart Stores, Inc.,
   5.65%, 2-1-2000 .......................     5,000    5,015,145
 Insurance Carriers - 1.26%
 Atlantic American Corporation (Wachovia Bank, N.A.),
   5.22%, 7-7-99 .........................     8,500    8,500,000
 Motion Pictures - 1.49%
 Walt Disney Company (The),
   5.6%, 4-17-2000 .......................    10,000   10,027,382
 Nondepository Institutions - 11.48%
 American General Finance Corporation,
   7.2%, 7-15-99 .........................     1,800    1,801,463
 Associates Corp. of North America,
   5.0965%, 7-29-99 ......................     8,500    8,494,925
 Caterpillar Financial Services Corp.:
   5.93%, 6-1-2000 .......................     7,500    7,542,398
   8.875%, 6-1-2000 ......................     3,000    3,094,403
 Deere (John) Capital Corp.,
   6.43%, 8-9-99 .........................    10,000   10,006,614
 Ford Motor Credit Company,
   8.375%, 1-15-2000 .....................     9,000    9,147,964
 General Electric Capital Corporation,
   6.66%, 5-1-2000 .......................     8,700    8,772,590
 General Motors Acceptance Corporation:
   8.4%, 10-15-99 ........................    10,270   10,358,044
   7.875%, 3-15-2000 .....................     2,700    2,750,233
   6.875%, 6-7-2000 ......................    10,000   10,109,525
 Norwest Financial Inc.,
   6.2%, 9-15-99 .........................     5,000    5,010,877
   Total .................................             77,089,036
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE OBLIGATIONS (Continued)
Notes (Continued)
 Real Estate - 0.20%
 Trap Rock Industries, Inc. (First Union National Bank),
   5.3%, 7-7-99 ..........................   $ 1,330 $  1,330,000
Total Notes _ 19.67%                                  132,101,950
TOTAL CORPORATE OBLIGATIONS _ 47.43%                 $318,612,928
 (Cost: $318,612,928)
MUNICIPAL OBLIGATIONS
California _ 10.42%
 California Pollution Control Financing Authority,
   Environmental Improvement Revenue Bonds:
   Shell Martinez Refining Company Project,
   Series 1996 (Taxable) (Shell Oil Company):
   4.93%, 7-1-99 .........................    23,000   23,000,000
   4.92%, 7-14-99 ........................     5,000    5,000,000
   Air Products and Chemicals, Inc./ Wilmington
   Facility, Taxable Series 1997A (Air Products
   and Chemicals, Inc.),
   5.0%, 7-7-99 ..........................    13,000   13,000,000
 City of Anaheim, California, Certificates
   of Participation (1993 Arena Financing
   Project), Municipal Adjustable Rate
   Taxable Securities (Credit Suisse),
   5.075%, 8-11-99 .......................    21,000   21,000,000
 Oakland-Alameda County Coliseum Authority,
   Lease Revenue Bonds (Oakland Coliseum Arena
   Project), 1996 Series A-1 Variable Rate Lease
   Revenue Bonds (Taxable) (Canadian Imperial Bank of
   Commerce),
   5.0%, 8-3-99 ..........................     8,000    8,000,000
   Total .................................             70,000,000
Colorado _ 0.98%
 Panorama Metropolitan District, Arapahoe
   County, Colorado (Taxable/Tax Exempt),
   Series 1997A (Banque Nationale de Paris,
   San Francisco Branch),
   5.65%, 12-1-99 ........................     4,575    4,575,000
 Kit Carson County, Colorado, Architectural
   Development Revenue Bonds (Taxable), (Midwest
   Farms, L.L.C. Project), Series 1997 (Norwest
   Bank Minnesota, National Association),
   5.35%, 7-1-99 .........................     2,000    2,000,000
   Total .................................              6,575,000
            See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Indiana _ 3.77%
 City of Whiting, Indiana, Industrial Sewage
   and Solid Waste Disposal Revenue Bonds, Taxable
   Series 1995 (Amoco Oil Company Project):
   4.93%, 7-1-99 .........................   $16,000 $ 16,000,000
   4.9%, 7-14-99 .........................     9,300    9,300,000
   Total .................................             25,300,000
Kentucky - 1.79%
 City of Bardstown, Kentucky, Taxable Variable Rate
   Demand Industrial Revenue Bonds:
   Series 1994 (R.J. Tower Corporation Project),
   (Comerica Bank),
   5.15%, 7-1-99 .........................     8,035    8,035,000
   Series 1995 (R.J. Tower Corporation Project),
   (Comerica Bank),
   5.15%, 7-1-99 .........................     4,000    4,000,000
   Total .................................             12,035,000
Louisiana _ 10.64%
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable) (West Deutsche Bank),
   5.25%, 7-29-99 ........................    31,800   31,800,000
 Industrial District No. 3 of the Parish of West
   Baton Rouge, State of Louisiana, Variable Rate
   Demand Revenue Bonds Series 1995 (Taxable),
   (The Dow Chemical Company Project),
   5.1%, 8-5-99 ..........................    23,200   23,200,000
 Gulf Coast Industrial Development Authority,
   Environmental Facilities Revenue Bonds
   (CITGO Petroleum Corporation Project), Taxable
   Series 1998 (Royal Bank of Canada),
   4.92%, 7-7-99 .........................    16,500   16,500,000
   Total .................................             71,500,000
New Jersey _ 1.90%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (First Union National Bank),
   5.3%, 7-7-99...........................    12,775   12,775,000
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
New York _ 1.99%
 The City of New York, General Obligation Bonds,
   Fiscal 1995 Series B, Taxable Adjustable Rate
   Bonds (Bayerische Landesbank Girozentrale,
   New York Branch),
   5.145%, 8-5-99 ........................   $10,000 $ 10,000,000
 Town of Hempstead, Industrial Development Agency,
   Variable Rate Demand Taxable Industrial
   Development Revenue Bonds, Series 1996
   (1500 Hempstead TPK, LLC Facility), (The
   Bank of New York),
   5.19%, 7-1-99 .........................     3,370    3,370,000
   Total .................................             13,370,000
North Carolina - 0.27%
 Wake Forest University, Taxable Variable Rate
   Demand Bonds, Series 1997 (Wachovia Bank, N.A.),
   5.22%, 7-7-99 .........................     1,800    1,800,000
Pennsylvania _ 3.41%
 Montgomery County Industrial Development
   Authority, Federally Taxable Variable
   Rate Demand Revenue Bonds (Neose
   Technologies, Inc. Project), Series
   B of 1997 (First Union National Bank),
   5.3%, 7-7-99 ..........................    11,035   11,035,000
 Berks County Industrial Development Authority
   (Commercial Facilities Project), Series
   B of 1995 (First Union National Bank),
   5.2%, 7-7-99 ..........................     8,160    8,160,000
 Philadelphia Authority for Industrial Development,
   Variable/Fixed Rate Federally Taxable
   Economic Development Bonds (Mother's Work, Inc.),
   Series of 1995 (Fleet Financial Group Inc.),
   5.2%, 7-7-99 ..........................     3,730    3,730,000
   Total .................................             22,925,000
Texas _ 2.37%
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   4.993%, 8-2-99 ........................    16,000   15,928,988
             See Notes to Schedule of Investments on page .


 THE INVESTMENTS OF
UNITED CASH MANAGEMENT, INC.
JUNE 30, 1999
                                           Principal
                                           Amount in
                                           Thousands        Value
MUNICIPAL OBLIGATIONS (Continued)
Washington - 2.19%
 Wenatchee Valley Clinic, P.S.,
   Floating Rate Taxable Bonds, Series 1998
   (U.S. Bank National Association),
   5.2%, 7-1-99 ..........................    14,700   14,700,000
TOTAL MUNICIPAL OBLIGATIONS _ 39.73%                 $266,908,988
 (Cost: $266,908,988)
UNITED STATES GOVERNMENT SECURITY - 0.30%
 Federal Farm Credit Bank,
   5.24%, 9-29-99 ........................     2,000 $  2,000,000
 (Cost: $2,000,000)
TOTAL INVESTMENT SECURITIES _ 105.09%                $705,950,945
 (Cost: $705,950,945)
LIABILITIES, NET OF CASH AND OTHER ASSETS - (5.09%)   (34,182,639)
NET ASSETS - 100.00%                                 $671,768,306
 Notes to Schedule of Investments
Cost of investments owned is the same as that used for Federal income tax purposes.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value (Note 1)  ........     $705,951
 Receivables:
   Fund shares sold ................................        6,193
   Interest ........................................        4,273
 Prepaid insurance premium  ........................           18
                                                         --------
    Total assets  ..................................      716,435
                                                         --------
Liabilities
 Payable to Fund shareholders  .....................       42,033
 Due to custodian  .................................        2,044
 Dividends payable  ................................          273
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................          202
 Accrued management fee (Note 2)  ..................            8
 Accrued accounting services fee (Note 2)  .........            6
 Accrued service fee (Note 2)  .....................            1
 Other  ............................................          100
                                                         --------
    Total liabilities  .............................       44,667
                                                         --------
      Total net assets .............................     $671,768
                                                         ========
Net Assets
 $0.01 par value capital stock, authorized -- 5,000,000;
   Class A shares outstanding _ 667,155
   Class B shares outstanding _ 4,613
   Capital stock ...................................     $  6,718
   Additional paid-in capital ......................      665,050
                                                         --------
    Net assets applicable to outstanding
      units of capital .............................     $671,768
                                                         ========
Net asset value, redemption and offering price
 per share for Class A and Class B  ................        $1.00
                                                            =====
                   See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended JUNE 30, 1999
(In Thousands)
Investment Income
 Interest and amortization (Note 1B)  ..............      $33,893
                                                          -------
 Expenses (Note 2):
   Investment management fee .......................        2,476
   Transfer agency and dividend disbursing -
    Class A ........................................        2,242
    Class B  .......................................            7
   Custodian fees ..................................          106
   Accounting services fee .........................           70
   Distribution fee - Class B ......................           43
   Service fee - Class B ...........................           12
   Audit fees ......................................           11
   Legal fees ......................................            8
   Other ...........................................          286
                                                          -------
    Total expenses  ................................        5,261
                                                          -------
      Net investment income ........................       28,632
                                                          -------
       Net increase in net assets resulting
         from operations ...........................      $28,632
                                                          =======
                   See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
STATEMENT OF CHANGES IN NET ASSETS
(In Thousands)
                                        For the fiscal year ended
                                                 June 30,
                                        -------------------------
                                             1999        1998
                                       ------------- ------------
Increase in Net Assets
 Operations:
   Net investment income ..............  $   28,632    $   25,050
                                         ----------    ----------
    Net increase in net assets
      resulting from operations .......      28,632        25,050
                                         ----------    ----------
 Dividends to shareholders
   from net investment income:*
   Class A ............................     (28,425)      (24,935)
   Class B ............................        (207)         (115)
                                         ----------    ----------
                                            (28,632)      (25,050)
                                         ----------    ----------
 Capital share transactions:**
   Proceeds from sale of shares:
    Class A  ..........................   2,528,520     3,626,568
    Class B  ..........................      12,293         7,455
   Proceeds from reinvestment
    of dividends:
    Class A  ..........................      27,258        23,831
    Class B  ..........................         195           109
   Payments for shares redeemed:
    Class A  ..........................  (2,421,463)   (3,631,832)
    Class B  ..........................     (11,489)       (7,470)
                                         ----------    ----------
    Net increase in net assets
      resulting from capital
      share transactions ..............     135,314        18,661
                                         ----------    ----------
      Total increase ..................     135,314        18,661
Net Assets
 Beginning of period  .................     536,454       517,793
                                         ----------    ----------
 End of period  .......................  $  671,768    $  536,454
                                         ==========    ==========
   Undistributed net investment
    income  ...........................        $---          $---
                                               ====          ====
 *See "Financial Highlights" on pages  - .
**The number of shares transacted during the periods corresponds to the amounts included in this statement because shares are recorded at $1.00 per share.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                               For the fiscal year ended June 30,
                             ------------------------------------
                               1999   1998    1997   1996    1995
                             ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00   $1.00   $1.00
                              ------  ------  ------  ------  ------
Net investment
 income  ...........           0.0455  0.0484  0.0472  0.0487  0.0465
Less dividends
 declared  .........          (0.0455)(0.0484)(0.0472)(0.0487)(0.0465)
                              ------  ------  ------  ------  ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00   $1.00   $1.00
                             ======= ======= ======= ======= =======
Total return........           4.67%   4.93%   4.80%   5.01%   4.74%
Net assets, end of
 period (in
 millions)  ........            $667    $533    $514    $402    $369
Ratio of expenses to
 average net
 assets  ...........           0.83%   0.89%   0.87%   0.91%   0.97%
Ratio of net
 investment income
 to average net
 assets  ...........           4.54%   4.84%   4.70%   4.89%   4.68%
                   See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
FINANCIAL HIGHLIGHTS
Class B Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                                                          For the
                                For the fiscal             period
                             year ended June 30,         from 9/5/95*
                             ---------------------        through
                               1999   1998    1997        6/30/96
                             ------ ------  ------        -------
Net asset value,
 beginning of
 period  ...........          $1.00   $1.00   $1.00           $1.00
                              ------  ------  ------          ------
Net investment
 income  ...........           0.0371  0.0403  0.0407          0.0312
Less dividends
 declared  .........          (0.0371)(0.0403)(0.0407)        (0.0312)
                              ------  ------  ------          ------
Net asset value,
 end of period  ....          $1.00   $1.00   $1.00           $1.00
                             ======= ======= =======         =======
Total return........           3.79%   4.10%   4.13%           3.15%
Net assets, end of
 period (in
 millions)  ........              $5      $4      $4              $1
Ratio of expenses to
 average net
 assets  ...........           1.60%   1.71%   1.48%           1.88%**
Ratio of net
 investment income
 to average net
 assets  ...........           3.77%   4.03%   4.14%           3.76%**
 *Commencement of operations.
**Annualized.
                  See notes to financial statements.


 UNITED CASH MANAGEMENT, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999
NOTE 1 -- Significant Accounting Policies
     United Cash Management, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek maximum current income to the extent consistent with stability of principal by investing in a portfolio of money market instruments meeting specified quality standards. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.
A. Security valuation -- The Fund invests only in money market securities with maturities or irrevocable put options within 397 days. The Fund uses the amortized cost method of security valuation which is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium.
B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses, if any, are calculated on the identified cost basis. Interest income is recorded on the accrual basis.
C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, no provision has been made for Federal income taxes.
D. Dividends to shareholders -- All of the Fund's net income is declared and recorded by the Fund as dividends on each day to shareholders of record at the time of the previous determination of net asset value. Dividends are declared from the total of net investment income, plus or minus realized gains or losses on portfolio securities. Since the Fund does not expect to realize any long-term capital gains, it does not expect to pay any capital gains distributions.
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
NOTE 2 -- Investment Management and Payments to Affiliated Persons
     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. Until June 30, 1999, the fee consisted of a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. Beginning June 30, 1999, the fee is payable by the Fund at the annual rate of 0.40% of net assets. The Fund accrues and pays this fee daily.
     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.
     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.
                       Accounting Services Fee
                  Average
               Net Asset Level            Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10         $      0
           From $   10 to $   25         $ 10,000
           From $   25 to $   50         $ 20,000
           From $   50 to $  100         $ 30,000
           From $  100 to $  200         $ 40,000
           From $  200 to $  350         $ 50,000
           From $  350 to $  550         $ 60,000
           From $  550 to $  750         $ 70,000
           From $  750 to $1,000         $ 85,000
                $1,000 and Over          $100,000
     The Fund also pays WARSCO a monthly per account charge of $1.75 for each shareholder account which was in existence at any time during the prior month and $0.75 for each shareholder check it processed.
The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.
     The Fund has adopted a 12b-1 plan for Class B shares under which W&R, principal underwriter and sole distributor of the Fund's shares, is compensated in an amount calculated and payable daily up to 1% annually of the Fund's average daily net assets for Class B shares. This fee consists of two elements: (i) up to 0.75% may be paid to the Distributor (W&R) for distribution services and distribution expenses including commissions paid by the Distributor to its sales representatives and managers and (ii) up to 0.25% may be paid to reimburse the Distributor for continuing payments made to the Distributor's representatives and managers, its administrative costs in overseeing these payments, and the expenses of WARSCO in providing certain personal services to shareholders. During the period ended June 30, 1999, W&R paid no sales commissions.
     A contingent deferred sales charge may be assessed against a shareholder's redemption amount of Class B shares and paid to the Distributor, W&R. The purpose of the deferred sales charge is to compensate the Distributor for the costs incurred by the Distributor in connection with the sale of Fund shares. The amount of the deferred sales charge will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the calendar year of investment and the first full calendar year after the calendar year of investment, 3%; the second full calendar year, 2%; the third full calendar year, 1%; and thereafter, 0%. All investments made during a calendar year shall be deemed as a single investment during the calendar year for purposes of calculating the deferred sales charge. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended June 30, 1999, the Distributor received $21,305 in deferred sales charges.
     The Fund paid Directors' fees of $22,765, which are included in other expenses.
     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.
NOTE 3 -- Multiclass Operations
     On September 5, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class B, each of which has equal rights as to assets and voting privileges. Class A shares are not subject to a sales charge on purchases or a contingent deferred sales charge on redemption; they are not subject to a Rule 12b-1 Service Plan. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.
     Income and non-class specific expenses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.


 INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders,
United Cash Management, Inc.:
 We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Cash Management, Inc. (the "Fund") as of June 30, 1999, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Cash Management, Inc. as of June 30, 1999, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended in conformity with generally accepted accounting principles.
   /s/ Deloitte & Touche LLP
   -------------------------
   Deloitte & Touche LLP
Kansas City, Missouri
August  6, 1999